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Archrock, Inc. Reports Fourth-Quarter and Full-Year 2015 Results

•	Full-year 2015 EBITDA, as adjusted, of $373.2 million, up from $330.1 million in 2014

•	Gross margin for contract operations remained steady at 59 percent for the fourth quarter and full year 2015

HOUSTON, Feb. 25, 2016 - Archrock, Inc. (NYSE: AROC) today reported EBITDA, as adjusted (as defined below), of $86.0 million for the fourth quarter 2015, as compared to $90.7 million for the third quarter 2015 and $92.4 million for the fourth quarter 2014.
Revenue was $241.3 million in the fourth quarter 2015, compared to $248.9 million in the third quarter 2015 and $262.8 million in the fourth quarter 2014.
EBITDA, as adjusted, was $373.2 million for 2015, compared to $330.1 million for 2014. Revenue was $998.1 million for 2015, compared to $959.2 million for 2014.
Archrock, Inc. declared a dividend of $0.1875 per share of common stock for the fourth quarter 2015, a rate of $0.75 per share on an annualized basis. The dividend was paid on February 16, 2016, to stockholders of record at the close of business on February 9, 2016.
“Archrock’s fourth-quarter and full-year 2015 operating performance was strong with solid operating gross margins throughout the year, despite the headwinds in the market and a decline of 87,000 net operating horsepower in the fourth quarter,” said Brad Childers, Archrock’s President and Chief Executive Officer. “With continued challenges in the market, we are taking aggressive action now to reduce costs to maximize our cash flow and take full advantage of the opportunity our new structure provides for us to continue to simplify and streamline our company.
“In the fourth quarter, Archrock incurred a non-cash, long-lived asset impairment charge of $87.4 million as we elected to write off certain compression units in our idle fleet that did not warrant reinvestment. Removing these compression units furthers our progress in standardizing our fleet, which is the largest in the industry.”
Net income from continuing operations attributable to Archrock stockholders, excluding certain items, for the fourth quarter 2015 was $7.8 million, or $0.08 per diluted common share. Excluded items include a non-cash valuation allowance for foreign tax credits of $86.0 million and pretax items totaling $103.6, comprised of a non-cash long-lived asset impairment charge of $87.4 million, a goodwill impairment of $3.7 million, restructuring charges of $3.3 million and debt extinguishment costs of $9.2 million related to our recently completed spin-off transaction. Net loss from continuing operations attributable to Archrock stockholders, excluding certain items, was $9.9 million, or a loss of $0.15 per diluted common share, for the third quarter 2015. Net loss from continuing operations attributable to Archrock stockholders, excluding certain items, for the fourth quarter 2014 was $9.4 million, or a loss of $0.13 per diluted common share.
Net income from continuing operations attributable to Archrock stockholders, excluding certain items, for 2015 was $0.08 million, or a loss of $0.01 per diluted common share. Excluded items include $86.0 million of income tax expense related to a foreign tax credit valuation allowance and pretax items totaling $142.9million, comprised of non-cash long-lived asset impairment charges of $125.0 million, goodwill impairment of $3.7 million, debt extinguishment charges of $9.2 million, restructuring charges of $4.7 million, and expensed acquisition costs of $0.3 million. Net loss from continuing operations attributable to Archrock stockholders, excluding items, for 2014 was $12 million, or $0.19 per diluted common share. Net loss attributable to Archrock stockholders was $105.8 million, or $1.55 per diluted common share, for 2015, compared to net income of $98.2 million, or $1.47 per diluted common share, for 2014.
The cash distribution received by Archrock based on its limited partner and general partner interests in Archrock Partners, L.P. was $18.9 million for the fourth quarter 2015, compared to $18.9 million for the third quarter 2015 and $15.2 million for the fourth quarter 2014. The cash distribution received by Archrock for 2015 based on its limited partner and general partner interests in Archrock Partners, L.P. was $68.2 million, compared to $55.5 million for 2014.
Conference Call Details
Archrock, Inc. and Archrock Partners, L.P. will host a joint conference call on Thursday, Feb. 25, 2016, to discuss their fourth-quarter 2015 financial results. The call will begin at 11:00 a.m. Eastern Time.
To listen to the call via a live webcast, please visit Archrock’s website at www.archrock.com. The call will also be available by dialing 1-800-446-1671 in the United States and Canada or +1-847-413-3362 for international calls. Please call approximately 15 minutes prior to the scheduled start time and reference Archrock conference call number 41861269.
A replay of the conference call will be available on Archrock’s website for approximately seven days. Also, a replay may be accessed by dialing 1-888-843-7419 in the United States and Canada, or +1-630-652-3042 for international calls. The access code is 41861269#.
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EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, restructuring charges, expensed acquisition costs and other items.
Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue.
About Archrock
Archrock, Inc. (NYSE: AROC) is a pure-play U.S. natural gas contract compression services business and a leading supplier of aftermarket services to customers that own compression equipment in the United States. Archrock, Inc. holds interests in Archrock Partners, L.P. (NASDAQ: APLP), a master limited partnership and the leading provider of natural gas compression services to customers in the oil and natural gas industry throughout the United States. Archrock is headquartered in Houston, Texas, operating in the major oil and gas producing regions in the United States, with approximately 2,200 employees. For more information, visit www.archrock.com.
Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Archrock’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Archrock’s financial and operational strategies and ability to successfully effect those strategies; Archrock’s expectations regarding future economic and market conditions; Archrock’s financial and operational outlook and ability to fulfill that outlook; demand for Archrock’s services; and Archrock's cost reduction plans.
While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional and national economic conditions and the impact they may have on Archrock and its customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of Archrock's customers; any non-performance by customers of their contractual obligations; changes in safety, health, environmental and other regulations; and the performance of Archrock Partners.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Archrock (formerly Exterran Holdings, Inc.) Annual Report on Form 10-K for the year ended December 31, 2014, and those set forth from time to time in Archrock’s filings with the Securities and Exchange Commission, which are available at www.archrock.com. Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.
SOURCE: Archrock, Inc.

ARCHROCK, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Revenues:
Contract operations	$188,954	$191,692	$199,640	$781,166	$729,103
Aftermarket services	52,356	57,171	63,169	216,942	230,050
	241,310	248,863	262,809	998,108	959,153

Costs and expenses:
Cost of sales (excluding depreciation and amortization expense):
Contract operations	77,574	77,927	85,094	319,401	316,142
Aftermarket services	43,587	45,437	52,981	175,645	188,251
Selling, general and administrative	35,373	32,621	34,943	131,919	132,651
Depreciation and amortization	56,488	58,087	55,846	229,127	212,268
Long-lived asset impairment	87,383	19,933	17,833	124,979	42,828
Restructuring and other charges	3,263	289	—	4,745	5,394
Goodwill impairment	3,738	—	—	3,738	—
Interest expense	24,751	27,996	26,536	107,617	112,273
Debt extinguishment costs	9,201	—	—	9,201	—
Other (income) expense, net	(1,202)	2,155	(2,585)	(2,079)	(5,475)
	340,156	264,445	270,648	1,104,293	1,004,332

Loss before income taxes	(98,846)	(15,582)	(7,839)	(106,185)	(45,179)
Provision for (benefit from) income taxes	53,091	2,367	9,300	53,189	(28,066)
Loss from continuing operations	(151,937)	(17,949)	(17,139)	(159,374)	(17,113)
Income from discontinued operations, net of tax	8,330	13,716	45,106	60,408	142,995
Net income (loss)	(143,607)	(4,233)	27,967	(98,966)	125,882
Less: Net income (loss) attributable to the noncontrolling interest	13,340	(2,071)	(8,824)	(6,852)	(27,716)
Net income (loss) attributable to Archrock stockholders	$(130,267)	$(6,304)	$19,143	$(105,818)	$98,166

Basic income (loss) per common share (1):
Loss from continuing operations attributable to Archrock common stockholders	$(2.03)	$(0.29)	$(0.38)	$(2.44)	$(0.68)
Income from discontinued operations attributable to Archrock common stockholders	0.12	0.20	0.66	0.89	2.15
Net income (loss) attributable to Archrock common stockholders	$(1.91)	$(0.09)	$0.28	$(1.55)	$1.47
Diluted income (loss) per common share (1):
Loss from continuing operations attributable to Archrock common stockholders	$(2.03)	$(0.29)	$(0.38)	$(2.44)	$(0.68)
Income from discontinued operations attributable to Archrock common stockholders	0.12	0.20	0.66	0.89	2.15
Net income (loss) attributable to Archrock common stockholders	$(1.91)	$(0.09)	$0.28	$(1.55)	$1.47

Weighted average common shares outstanding used in income (loss) per common share:
Basic	68,431	68,560	67,366	68,433	66,234
Diluted	68,431	68,560	67,366	68,433	66,234

Dividends declared and paid per common share	$0.15	$0.15	$0.15	$0.60	$0.60

(1)  Basic and diluted net income (loss) attributable to Archrock common stockholders per common share was computed using the two-class method to determine the net income (loss) per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded net income (loss) attributable to participating securities from our calculation of basic and diluted net income (loss) attributable to Archrock common stockholders per common share.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Revenues:
Contract operations	$188,954	$191,692	$199,640	$781,166	$729,103
Aftermarket services	52,356	57,171	63,169	216,942	230,050
	$241,310	$248,863	$262,809	$998,108	$959,153

Gross Margin (1):
Contract operations	$111,380	$113,765	$114,546	$461,765	$412,961
Aftermarket services	8,769	11,734	10,188	41,297	41,799
Total	$120,149	$125,499	$124,734	$503,062	$454,760

Selling, General and Administrative	$35,373	$32,621	$34,943	$131,919	$132,651
% of revenue	15%	13%	13%	13%	14%

EBITDA, as Adjusted (1)	$85,978	$90,723	$92,437	$373,222	$330,055
% of revenue	36%	36%	35%	37%	34%

Gross Margin Percentage:
Contract operations	59%	59%	57%	59%	57%
Aftermarket services	17%	21%	16%	19%	18%
Total	50%	50%	47%	50%	47%

Total Available Horsepower (at period end)	4,011	4,267	4,209	4,011	4,209
Total Operating Horsepower (at period end)	3,493	3,580	3,700	3,493	3,700
Average Operating Horsepower	3,535	3,600	3,638	3,620	3,346
Horsepower Utilization (at period end)	87%	84%	88%	87%	88%

	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014
Balance Sheet:
Debt - Parent level	$166,500	$680,000	$725,500	$166,500	$725,500
Debt - Archrock Partners, L.P.	1,421,965	1,395,166	1,300,295	1,421,965	1,300,295
Total consolidated debt	$1,588,465	$2,075,166	$2,025,795	$1,588,465	$2,025,795
Archrock stockholders' equity	$733,910	$1,816,737	$1,797,260	$733,910	$1,797,260

(1) Management believes EBITDA, as adjusted, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2015	2015	2014	2015	2014

Reconciliation of GAAP to Non-GAAP Financial Information:
Net income (loss)	$(143,607)	$(4,233)	$27,967	$(98,966)	$125,882
Income from discontinued operations, net of tax	(8,330)	(13,716)	(45,106)	(60,408)	(142,995)
Income (loss) from continuing operations	(151,937)	(17,949)	(17,139)	(159,374)	(17,113)
Depreciation and amortization	56,488	58,087	55,846	229,127	212,268
Long-lived asset impairment	87,383	19,933	17,833	124,979	42,828
Restructuring and other charges	3,263	289	—	4,745	5,394
Goodwill impairment	3,738	—	—	3,738	—
Interest expense	24,751	27,996	26,536	107,617	112,273
Debt extinguishment costs	9,201	—	—	9,201	—
Expensed acquisitions costs	—	—	61	—	2,471
Provision for (benefit from) income taxes	53,091	2,367	9,300	53,189	(28,066)
EBITDA, as adjusted (1)	85,978	90,723	92,437	373,222	330,055
Selling, general and administrative	35,373	32,621	34,943	131,919	132,651
Expensed acquisitions costs	—	—	(61)	—	(2,471)
Other (income) expense, net	(1,202)	2,155	(2,585)	(2,079)	(5,475)
Gross Margin (1)	$120,149	$125,499	$124,734	$503,062	$454,760

Net income (loss) attributable to Archrock stockholders	$(130,267)	$(6,304)	19,143	(105,818)	98,166
Income from discontinued operations, net of tax	(8,330)	(13,716)	(45,106)	(60,408)	(142,995)
Federal & state tax credit write-off and valuation allowance	6,468	—	—	6,468	—
Foreign tax credit write-off and valuation allowance	86,003	—	7,224	86,003	7,224
Items, after-tax:
Long-lived asset impairment (including the impact on noncontrolling interest)	45,144	9,882	9,326	63,887	21,939
Restructuring and other charges (including the impact on noncontrolling interest)	2,056	182	—	2,989	3,122
Goodwill impairment (including the impact on noncontrolling interest)	958	—	—	931	—
Debt extinguishment costs	5,796	—	—	5,796	—
Expensed acquisition costs (including the impact on noncontrolling interest)	—	—	14	75	584
Net income (loss) from continuing operations attributable to Archrock stockholders, excluding items	$7,828	$(9,956)	$(9,399)	$(77)	$(11,960)

Diluted income (loss) from continuing operations attributable to Archrock common stockholders	$(2.03)	$(0.29)	$(0.38)	$(2.44)	$(0.68)
Adjustment for items, after-tax, per common share (2)	2.11	0.14	0.25	2.43	0.49
Diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items (1)(2)	$0.08	$(0.15)	$(0.13)	$(0.01)	$(0.19)

(1) Management believes EBITDA, as adjusted, diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items, and gross margin provide useful information to investors because these non-GAAP measures, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses these non-GAAP measures as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

(2) Diluted net income (loss) from continuing operations attributable to Archrock common stockholders per common share, excluding items, was computed using the two-class method to determine the net income (loss) per share for each class of common stock and participating security (restricted stock and certain of our stock settled restricted stock units) according to dividends declared and participation rights in undistributed earnings. Accordingly, we have excluded net income (loss) from continuing operations attributable to participating securities, excluding items, of $2.1 million, $0.1 million, and $0.1million for the three months ended December 31, 2015, September 30, 2015 and December 31, 2014, respectively, and $0.5 million and $0.5 million for the years ended December 31, 2015 and 2014, respectively, from our calculation of diluted net income (loss) from continuing operations attributable to Exterran common stockholders per common share, excluding items.

AROC Table 4

ARCHROCK, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

Three Months Ended
December 31,
2015
Archrock, Inc. Cash Available for Dividend
Declared LP distributions to Archrock Inc.	$13,501
Declared GP and IDR distributions to Archrock Inc.	5,445
Total distributions received	18,946
Plus: deconsolidated items
Contract operations gross margin (1)	13,466
Aftermarket services gross margin (1)	8,769
SG&A	(12,406)
Non-cash SG&A	2,528
Maintenance and other capital expenditures (excludes split related)	(11,612)
Cash interest expense	(5,038)
Cash tax refund	10
Cash Available for Dividend (2)	$14,663

Dividend declared for the period per share	$0.1875
Dividend declared for the period to all shareholders	$12,869
Cash available for dividend coverage (3)	1.14x

Three Months Ended
December 31,
2015
Reconciliation of Archrock, Inc. Net Income to Cash Available for Dividend
Net loss from continuing operations	$(151,937)
Less: Archrock Partners net income, excluding goodwill impairment	(10,178)
Deconsolidated net loss	(141,759)
Declared LP distributions to Archrock Inc.	13,501
Declared GP and IDR distributions to Archrock Inc.	5,445
Goodwill impairment	3,738
Restructuring charges	3,263
Debt extinguishment costs	9,201
Plus: deconsolidated items
Depreciation and amortization	16,556
Provision for (benefit from) income taxes	52,758
Cash tax refund	10
Maintenance and other capital expenditures (excludes split related)	(11,612)
Long-lived asset impairment	60,869
Non-cash SG&A expense	2,528
Non-cash interest expense	1,094
Other income	(929)
Cash Available for Dividend (2)	$14,663

Dividend declared for the period per share	$0.1875
Dividend declared for the period to all shareholders	$12,869
Cash available for dividend coverage (3)	1.14x

(1) Management believes gross margin provides useful information to investors because this non-GAAP measure, when viewed with our GAAP results and accompanying reconciliations, provide a more complete understanding of our performance than GAAP results alone.  Management uses this non-GAAP measures as a supplemental measure to review current period operating performance, comparability measures and performance measures for period to period comparisons.

(2) Cash available for dividend, a non-GAAP measure, is defined as distributions received by us from Archrock Partners, L.P., plus our deconsolidated gross margin, less the following deconsolidated items: maintenance and other capital expenditures, cash selling, general and administrative expense, cash interest expense associated with our debt and cash taxes. Management uses cash available for dividend, as a supplemental performance measure. Using this metric, management can quickly compute the coverage ratio of estimated cash flows to planned dividends.

(3) Defined as cash available for dividend for the period divided by dividend declared for the period to all shareholders.